EXHIBIT 99.1


THE AES CORPORATION
Non-Recourse Debt Maturities
December 31, 2002


                                                                             NON-RECOURSE DEBT MATURITIES
---------------------------------------------------------------------------------------------------------------------------
Region              Project      (1)   Country/State           2003     2004     2005     2006     2007  Thereafter   Total
---------------------------------------------------------------------------------------------------------------------------
NORTH AMERICA
                    Southland          California                18       31       37       38       41       507       672
                    Hawaii             Hawaii                    31       33       36       47       59       -         204
                    IPALCO             Indiana                  -         80      -         59       80     1,154     1,373
                    Warrior Run        Maryland                  15       17       20       22       24       280       378
                    Granite Ridge      New Hampshire              5        7        8        9       11       213       253
                    Red Oak            New Jersey                 6        5        5        7        6       352       382
                    New York           New York                   2        2      227        2        2        12       246
                    Shady Point        Oklahoma                  42       46       28       30       32        23       201
                    Beaver Valley      Pennsylvania               1        1        1      -        -           1         4
                    Ironwood           Pennsylvania               5        6        7        7        9       272       307
                    Wolf Hollow        Texas                      2        3        2        4        9       217       237
                                                             --------------------------------------------------------------
NORTH AMERICA Total                                             127      230      370      225      272     3,032     4,256
---------------------------------------------------------------------------------------------------------------------------
SOUTH AMERICA
                    Edelap             Argentina                100      -        -        -        -         -         100
                    Eden/ Edes         Argentina                201      -        -        -        -         -         201
                    Parana             Argentina                 53      -        -        -        -         -          53
                    Gener-Termoandes   Argentina                220      -        -        -        -         -         220
                    Sul                Brazil                    83      151       61       31        1         3       329
                    Tiete              Brazil                    66       38       43       47       53       496       743
                    Uruguaiana         Brazil                     9      -        -        -        -         -           9
                    Eletropaulo        Brazil                 1,911      393       99       37       12        23     2,476
                    Gener              Chile                     36        8      497      224       12        49       825
                    Other                                         8        3        2        2        0        (0)       16
                                                             --------------------------------------------------------------
SOUTH AMERICA Total                                           2,686      593      702      342       78       571     4,971
---------------------------------------------------------------------------------------------------------------------------
ASIA
                    Haripur            Bangladesh                 5        5        5        5        5        35        59
                    Meghnaghat         Bangladesh                 3        5        6        6        6       160       186
                    Chigen             China                     13      -        -        143      -         -         156
                    Ekibastuz          Kazakhastan                9      -        -        -        -         -           9
                    Barka              Oman                     -         20       21       22       23       198       284
                    Lal Pir            Pakistan                  24       24       24       25       15         7       119
                    Pak Gen            Pakistan                  24       25       25       25       13         6       118
                    Ras Laffan         Qatar                    -         14       29       30       32       188       293
                    Telasi             Republic of Georgia        9        6        6        6        6        31        64
                    Kelanitissa        Sri Lanka                  4        5        3        3        3        47        65
                    Other                                       -        -        -        -        -          13        13
                                                             --------------------------------------------------------------
ASIA Total                                                       91      103      118      265      105       685     1,366
---------------------------------------------------------------------------------------------------------------------------

THE AES CORPORATION
Non-Recourse Debt Maturities
December 31, 2002

                                                                             NON-RECOURSE DEBT MATURITIES
---------------------------------------------------------------------------------------------------------------------------
Region              Project      (1)   Country/State           2003     2004     2005     2006     2007  Thereafter   Total
---------------------------------------------------------------------------------------------------------------------------
CARIBBEAN
                    Chivor             Columbia                  19       20       14      270      -         -         323
                    Andres             Dominican Republic        21       69      -        -        -         -          90
                    EdeEste            Dominican Republic         9      -        100      -        -         -         109
                    Los Mina           Dominican Republic         1        1        1        1        1         0         6
                    CAESS              El Salvador                8       12       15       18       22       128       204
                    CLESA              El Salvador                3        5        6        8        9        35        66
                    Merida             Mexico                    11       12       12       13       13        96       157
                    Panama             Panama                     1       27       34       45       50        55       213
                    Puerto Rico        USA                       15       24       23       26       27       827       944
                    EDC                Venezuela                304       79      290       82       14        27       797
                                                             --------------------------------------------------------------
CARIBBEAN Total                                                 394      249      495      463      138     1,169     2,908
---------------------------------------------------------------------------------------------------------------------------
EUROPE/AFRICA
                    SONEL              Cameroon                  18       18       17       17       17        75       163
                    Barry              UK                       -          9        6        2        2       122       141
                    Indian Queens      UK                       -          3        4        5        6        52        70
                    Kilroot            UK                       -         11        2       66       70       218       368
                                                             --------------------------------------------------------------
EUROPE/AFRICA Total                                              18       42       29       90       96       467       741
---------------------------------------------------------------------------------------------------------------------------

                                                             --------------------------------------------------------------
TOTAL NON-RECOURSE DEBT         (2)                           3,315    1,217    1,715    1,385      688     5,924    14,244
                                                             ==============================================================


NOTES

(1) The above table is unaudited and serves for reference purposes only. The table provides consolidated final debt maturities by project within the related project chains at various legal entities both at the project and holding company levels. Any of these could become due early upon an event of default. The table is based solely on debt for each project and excludes cross defaults provisions, if any.

(2) For further details on the non-recourse debt please refer to AES Corp's filings with the SEC and press releases made from time to time.


                                     Page 2